SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2003

CASCADE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-25286	91-0167790

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

2828 Colby Avenue
Everett, Washington 98201
(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (425) 339-5500

ITEM 5. OTHER EVENTS

     On May 27, 2003, the Board of Directors of Cascade Financial Corporation authorized the purchase of up to 5% of its outstanding shares of common stock over the twelve-month period commencing June 1, 2003.

ITEM 7. EXHIBITS

99	Press Release, dated May 29, 2003.

SIGNATURE
EXHIBIT 99

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: May 29, 2003.

CASCADE FINANCIAL CORPORATION

By:	/s/ Carol K. Nelson

Carol K. Nelson, President and CEO

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